Exhibit 99.1


 Digital River Beats Q2 Revenue and Earnings Expectations; Raises 2005 Guidance



    MINNEAPOLIS--(BUSINESS WIRE)--July 27, 2005--Digital River, Inc. (NASDAQ:DRIV):

    --  Q2 Revenue - $51.1 million, up 47 percent year-over-year

    --  Q2 GAAP Diluted EPS - $0.26, up 37 percent year-over-year

    --  Q2 Pro Forma Diluted EPS - $0.47, up 88 percent year-over-year

    Digital River, Inc. (NASDAQ:DRIV), a global leader in e-commerce outsourcing, today reported revenue of $51.1 million for the quarter ended June 30, 2005. This represents a year-over-year increase of 47 percent from revenue of $34.9 million in the second quarter of 2004. This performance exceeded the Company's second quarter revenue guidance of $49.0 million, provided on April 27, 2005.
    Q2 GAAP Results: In the second quarter, net income was $10.2 million, or $0.26 per share on a diluted basis, including $5.2 million of income tax expense. These results represent an increase of 37 percent compared to net income of $6.8 million, or $0.19 per diluted share with no income tax expense in the second quarter of 2004. This performance exceeded the GAAP diluted net income per share guidance of $0.19, provided by the Company on April 27, 2005.
    Q2 Pro Forma Results: Digital River's net income for the second quarter of 2005, prior to the amortization of acquisition-related expenses and $5.2 million of non-cash income taxes, was $17.4 million, or $0.47 per diluted share, excluding the impact of the Company's contingent convertible notes. These results represent an 88 percent increase compared to net income, prior to the amortization of acquisition-related expenses, of $9.0 million, or $0.25 per diluted share, in the second quarter of 2004. This performance exceeded the pro forma diluted net income per share guidance of $0.41, provided by the Company on April 27, 2005.
    For the six month period ended June 30, 2005, the Company reported revenue of $105.7 million. This represents a 58 percent increase from revenue of $66.7 million in the similar period of the prior year.
    Six Months Ended June 30, 2005, GAAP Results: In the first half of 2005, net income was $24.3 million, or $0.61 per share on a diluted basis, including $10.1 million of income tax expense. These results compared to net income of $14.4 million, or $0.40 per diluted share with no income tax expense, for the same period of 2004.
    Six Months Ended June 30, 2005, Pro Forma Results: In the first half of 2005, Digital River's net income, prior to the amortization of acquisition-related expenses and $8.9 million of non-cash income taxes, was $37.5 million, or $1.02 per diluted share, excluding the impact of the Company's contingent convertible notes. These results compared to net income, prior to the amortization of acquisition-related expenses, of $18.2 million, or $0.51 per diluted share, for the same period of 2004.
    "In the second quarter, we exceeded our revenue and earnings expectations," said Joel Ronning, Digital River's CEO. "We continue to execute well on several growth fronts. We are capitalizing on sales prospects in our online network and in international markets. Our strategic marketing services continue to generate incremental revenue streams for our clients and our company. With the positive momentum coming out of the first half of the year and Internet market forces playing in our favor, we are raising our guidance for 2005. We remain confident in our ability to continue to deliver strong results to our clients and shareholders."
    On April 19, 2005, Digital River announced that its Board of Directors authorized a share repurchase program of up to $50 million of its outstanding common shares. During the second quarter, Digital River purchased a total of 136,000 shares at a weighted average price per share of $23.57. Future repurchases will be from time-to-time at the Company's discretion, subject to the insider trading rules and the Company's policy with respect to appropriate trading windows.
    "Digital River has established a strong track record for delivering solid financial results," said Tom Donnelly, Digital River's CFO. "As Digital River's new CFO, I am looking forward to expanding our global business infrastructure to support the company's rapid growth and driving our overall financial performance."

    Q3 2005 Guidance

    Forward-looking guidance for the third quarter ending September 30, 2005, is as follows:

    --  Revenue is expected to be $52.5 million;

    --  GAAP diluted net income per share is expected to be $0.27; and

    -- Pro forma diluted net income per share is expected to be $0.48.

    Full Year 2005 Guidance

    Forward-looking guidance for the full-year ending December 31, 2005, is as follows:

    -- Revenue is expected to be $216.0 million; up from the Company's previous guidance of $209.0 million;

    -- GAAP diluted net income per share is expected to be $1.17; up from the Company's previous guidance of $1.02; and

    -- Pro forma diluted net income per share is expected to be $2.00; up from the Company's previous guidance of $1.81.

    The estimated effective income tax rates and expense assumed in Digital River's 2005 full-year guidance may significantly vary based on actual operating results and tax elections available to the Company.
    Digital River's pro forma net income and per share results exclude the effects, if any, of the amortization of acquisition-related expenses, non-cash income taxes and the impact on GAAP results of the Company's contingent convertible notes. A detailed reconciliation to provide clarity on the comparability of the GAAP and pro forma data has been provided in table form following the financial statements accompanying this announcement. In addition, the calculation of GAAP diluted net income per share also is provided in the table. Further information regarding the Company's use of pro forma financial data has been included in the Company's Form 8-K filed with the SEC on July 27, 2005.
    Digital River will hold a second quarter conference call today at 4:45 p.m. Eastern Daylight Time. To access the call, please dial 888-896-0863 inside the United States or Canada, or 973-582-2741 from international locations. In addition, the call can be heard via webcast at http://DR2005q2earnings.digitalriver.com. Please install any necessary audio software. A webcast replay of the call will be archived on the Company's corporate Web site.

    About Digital River, Inc.

    Digital River, Inc., a global leader in e-commerce outsourcing, builds and manages online businesses for more than 40,000 software publishers, manufacturers, distributors and online retailers. Its multi-channel e-commerce solution, which supports both direct and indirect sales, is designed to help companies of all sizes maximize online revenues as well as reduce the costs and risks of running an e-commerce operation. The company's comprehensive platform offers site development and hosting, order management, fraud prevention, export controls, tax management, physical and digital product fulfillment, multi-lingual customer service, advanced reporting and strategic marketing services.
    Founded in 1994, Digital River is headquartered in Minneapolis with offices in major U.S. and European cities. For more details about Digital River, visit the corporate Web site at www.digitalriver.com or call 952-253-1234.

    Forward-Looking Statements

    This press release contains forward-looking statements, including statements regarding the Company's anticipated future growth, including the expansion of its international operations and global business infrastructure, and future financial performance as well as statements containing the words "anticipates" or "expects," and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the Company's limited operating history and variability of operating results; competition in the e-commerce market; challenges associated with international expansion, and other risk factors referenced in the Company's public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K filed on March 16, 2005, for the year ended December 31, 2004.

    Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.



Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands)

Condensed Consolidated Balance Sheets
                                                    As of
                                      --------------------------------
                                      June 30, 2005  December 31, 2004
                                      -------------- -----------------
Assets
------
  Current assets
    Cash and cash equivalents              $142,221          $127,734
    Short-term investments                  179,824           164,402
    Accounts receivable, net                 21,903            21,520
    Other current assets                      3,109             3,317
                                      -------------- -----------------
      Total current assets                  347,057           316,973
  Property and equipment, net                19,314            17,367
  Goodwill                                  156,279           148,086
  Intangible assets, net                     15,194            17,297
  Other assets                                9,566            10,113
                                      -------------- -----------------
  Total assets                             $547,410          $509,836
                                      ============== =================
Liabilities and stockholders' equity
------------------------------------
  Current liabilities
    Accounts payable                        $84,879           $88,052
    Accrued payroll                           4,254             5,332
    Deferred revenue                          4,419             3,901
    Accrued acquisitions expenses             6,588             6,720
    Other accrued liabilities                16,987            14,221
                                      -------------- -----------------
      Total current liabilities             117,127           118,226
  Non-current liabilities
    Convertible senior notes                195,000           195,000
    Deferred tax liability                    3,245             3,841
                                      -------------- -----------------
      Total non-current liabilities         198,245           198,841
                                      -------------- -----------------
  Total liabilities                         315,372           317,067
                                      -------------- -----------------
  Stockholders' equity
    Common stock                                342               337
    Additional paid-in capital              261,103           243,926
    Accumulated deficit                     (29,079)          (51,164)
    Accumulated other comprehensive
     loss                                      (328)             (330)
                                      -------------- -----------------
  Stockholders' equity                      232,038           192,769
                                      -------------- -----------------
  Total liabilities and stockholders'
   equity                                  $547,410          $509,836
                                      ============== =================




Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands, except per share amounts)

Condensed Consolidated Statements of Operations

                                 Three months ended  Six months ended
                                      June 30,            June 30,
                                ------------------- ------------------
                                  2005      2004      2005      2004
                                --------- --------- --------- --------
Revenue                          $51,143   $34,877  $105,672  $66,732
Costs and expenses:
  Direct cost of services          1,187     1,449     2,488    2,067
  Network and infrastructure       4,738     3,506     9,216    6,806
  Sales and marketing             15,740    11,407    32,116   22,875
  Product research and
   development                     5,127     3,645     9,585    6,569
  General and administrative       5,301     3,856    10,917    6,693
  Depreciation and amortization    2,375     1,859     4,497    3,470
  Amortization of acquisition-
   related costs                   2,110     2,267     4,506    3,846
                                --------- --------- --------- --------
Total costs and expenses          36,578    27,989    73,325   52,326
                                --------- --------- --------- --------
    Income from operations        14,565     6,888    32,347   14,406
                                --------- --------- --------- --------
Other income/(expense), net          891      (132)    2,046      (35)
                                --------- --------- --------- --------
    Income before income tax
     expense                      15,456     6,756    34,393   14,371
Income tax expense                (5,230)        -   (10,130)       -
                                --------- --------- --------- --------
    Net income                   $10,226    $6,756   $24,263  $14,371
                                ========= ========= ========= ========

Net income per share - basic       $0.30     $0.21     $0.71    $0.45
                                ========= ========= ========= ========
Net income per share - diluted     $0.26     $0.19     $0.61    $0.40
                                ========= ========= ========= ========
Weighted average shares
 outstanding - basic              34,176    32,064    34,097   31,842
Weighted average shares
 outstanding - diluted            41,154    37,440    41,347   36,244





Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands)

Condensed Consolidated Statements of Cash Flows
                                                    Six months ended
                                                         June 30,
                                                   -------------------
                                                     2005      2004
                                                   --------- ---------
Operating Activities:
---------------------
 Net income                                         $24,263   $14,371
   Adjustments to reconcile net income to net cash
    provided by operating activities:
     Amortization of acquisition-related costs        4,506     3,846
     Change in accounts receivable allowance           (390)      175
     Depreciation and amortization                    4,497     3,453
     Tax benefit of stock based compensation          6,269         -
     Deferred and other income taxes                  3,870         -
     Change in operating assets and liabilities:
       Accounts receivable                            1,392    (1,026)
       Prepaid and other assets                        (475)      587
       Accounts payable                              (6,705)    4,934
       Deferred revenue                                 633        41
       Accrued payroll and other accrued
        liabilities                                     595    (1,423)
                                                   --------- ---------
        Net cash provided by operating activities    38,455    24,958
                                                   --------- ---------

Investing Activities:
---------------------
  Purchases of investments                          (69,089)  (44,207)
  Sales of investments                               53,227    44,982
  Cash paid for acquisitions, net of cash received (7,825) (124,714) Purchases of property, equipment and capitalized
   software                                          (6,021)   (4,409)
                                                   --------- ---------
        Net cash used in investing activities       (29,708) (128,348)
                                                   --------- ---------

Financing Activities:
---------------------
  Principal amount on line of credit                      -    45,000
  Repayment of principal on line of credit                -   (45,000)
  Proceeds from convertible senior notes                  -   169,201
  Exercise of stock options                          10,453     8,007
  Sales of common stock under employee stock
   purchase plan                                      1,488       427
  Repurchase of common stock                         (3,205)        -
                                                   --------- ---------
        Net cash provided by financing activities     8,736   177,635
                                                   --------- ---------
 Effect of exchange rate changes on cash             (2,996)       57
                                                   --------- ---------
 Net increase in cash and cash equivalents           14,487    74,302
 Cash and cash equivalents, beginning of period     127,734   101,878

                                                   --------- ---------
 Cash and cash equivalents, end of period          $142,221  $176,180
                                                   ========= =========




Digital River, Inc.
Reconciliations
(Unaudited, in thousands, except per share amounts)


Calculation of GAAP Diluted Net Income Per Share
------------------------------------------------

                                      Three months      Six months
                                     ended June 30,    ended June 30,
                                    ---------------- -----------------
                                      2005    2004     2005     2004
                                    -------- ------- -------- --------
GAAP net income                     $10,226  $6,756  $24,263  $14,371
  Add back debt interest expense and
   issuance cost amortization, net of
   tax benefit                          457     236      969      236
                                    -------- ------- -------- --------
Adjusted net income for GAAP EPS
 calculation                        $10,683  $6,992  $25,232  $14,607
                                    ======== ======= ======== ========

Net income per share - diluted        $0.26   $0.19    $0.61    $0.40
                                    ======== ======= ======== ========
Weighted average shares outstanding
 - diluted                           41,154  37,440   41,347   36,244



GAAP to Pro Forma Financial Reconciliations
-------------------------------------------

                                      Three months      Six months
                                     ended June 30,    ended June 30,
                                    ---------------- -----------------
                                      2005    2004     2005     2004
                                    -------- ------- -------- --------
Pro Forma Financial Reconciliation:
-----------------------------------
GAAP net income                     $10,226  $6,756  $24,263  $14,371
  Add back amortization of
   acquisition-related costs          2,110   2,267    4,506    3,846
  Add back non-cash income taxes      5,230       -    8,930        -
  Remove litigation reserve credit     (158)      -     (158)       -
                                    -------- ------- -------- --------
Pro forma net income                $17,408  $9,023  $37,541  $18,217
                                    ======== ======= ======== ========

Pro forma net income per share -
 diluted                              $0.47   $0.25    $1.02    $0.51
                                    ======== ======= ======== ========
Pro forma weighted average shares
 outstanding - diluted               36,729  35,981   36,922   35,515


                                       Q3    Full Year
                                      2005      2005
                                    Guidance  Guidance
                                    -------- ---------
Pro Forma Guidance Reconciliation:
----------------------------------
Expected GAAP net income per share -
 diluted                              $0.27     $1.17
Expected impact of amortization of
 acquisition-related costs             0.05      0.23
Expected impact of non-cash income
 taxes                                 0.14      0.52
Expected impact of contingent
 convertible notes                     0.02      0.08
Expected impact of litigation
 reserve credit                           -         -
                                    -------- ---------
Expected pro forma net income per
 share - diluted                      $0.48     $2.00
                                    ======== =========



    CONTACT: Digital River, Inc., Minneapolis
             Investor Contact:
             Tom Donnelly, 952-253-8406
             investorrelations@digitalriver.com
             or
             Media Contact:
             Gerri Dyrek, 952-253-8396
             publicrelations@digitalriver.com